UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 16, 2007

g8wave Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136487	13-3513270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

126 Brookline Avenue, Suite 201 Boston, Massachusetts	02215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 425-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 16, 2007, the Company issued a press release announcing that on August 13, 2007, the Company consummated certain transactions, including a reverse-merger with g8wave, Inc., as well as a private placement of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock. Additional details regarding these transactions can be found in the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2007.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 16, 2007, of g8wave Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

g8wave Holdings, Inc.

Date: August 21, 2007	By:	/s/ Habib Khoury
Habib Khoury
Chief Executive Officer